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                                                                    EXHIBIT 10.2

                     AMENDMENT DATED AS OF MARCH 29, 2005 TO
                     COMMERCIAL LOAN AND SECURITY AGREEMENT


         This AMENDMENT DATED MARCH 29, 2005 TO COMMERCIAL LOAN AND SECURITY AGREEMENT (the "AMENDMENT") is made as of March 29, 2005, by and between STANFORD FINANCIAL GROUP COMPANY, a Florida corporation ("LENDER") and SUPERIOR GALLERIES, INC., a Delaware corporation ("BORROWER").

                                 R E C I T A L S
                                 ---------------

         A. Lender and Borrower have previously entered into a Commercial Loan and Security Agreement dated as of October 1, 2003.

         B. The parties desire to amend the Loan Agreement as set forth below.

                                A G R E E M E N T
                                -----------------

         NOW, THEREFORE, in consideration of the foregoing recitals and the agreement of the parties contained herein, the parties do hereby agree as follows:

1.       MAXIMUM LOAN AMOUNT.
         --------------------

         The maximum principal amount of the loan to be made to Borrower under the Loan Agreement shall be Ten Million Dollars ($10,000,000). Section 1.1 of the Loan Agreement is hereby amended accordingly. Borrower shall execute and deliver an amended and restated Promissory Note in the form attached hereto as EXHIBIT A, reflecting the increased loan amount. Such amended and restated note shall replace the currently existing Promissory Note from Borrower to Lender in the amount of Seven Million Five Hundred Thousand Dollars ($7,500,000).

2.       USE OF PROCEEDS.
         ----------------

         Borrower agrees that of the amount outstanding from time to time under the Promissory Note, no more than Four Million Dollars ($4,000,000) may be used for the acquisition of inventory.

3.       NO OTHER CHANGES.
         -----------------

         Except as set forth herein, all other terms and conditions of the Loan Agreement, as amended, shall remain in full force and effect.

4.       MISCELLANEOUS.
         --------------

         (a) COUNTERPARTS. This agreement may be executed in two counterparts, which taken together shall be deemed a single instrument. Executed copies of this agreement may be delivered by facsimile transmission.

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         (b) EXPENSES. Borrower shall reimburse lender for all of its reasonable expenses in connection with the negotiation, documentation and consummation of the transaction contemplated hereby.

         IN WITNESS WHEREOF the undersigned have executed this Amendment as of the date first above indicated.

LENDER:                          SUPERIOR GALLERIES, INC,.,
                                 a Delaware corporation


                                 By:      /S/  Silvano Digenova
                                      ------------------------------------------
                                      Silvano DiGenova, President



BORROWER:                        STANFORD FINANCIAL GROUP COMPANY,
                                 a Florida corporation


                                 By:      /S/  James M. Davis
                                      ------------------------------------------
                                      James M. Davis, Chief Financial Officer


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